SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORT): SEPTEMBER 10, 2004

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.
             (Exact name of registrant as specified in its charter)

            MARYLAND                    001-31297                 04-3474810
(State or other jurisdiction of    (Commission File No.)   (IRS Employer Identification
          incorporation)                                              No.)

      131 DARTMOUTH STREET                                          02116
      BOSTON, MASSACHUSETTS                                       (Zip Code)
 (Address of principal executive
           offices)

                                     (617) 247-2200
                              (Registrant's telephone number,
                                   including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(d)      ELECTION OF DIRECTORS

General


     On September 10, 2004, the Board of Directors of Heritage Property Investment Trust, Inc. (the "Company") elected Ritchie Reardon to the Board effective immediately. Mr. Reardon was elected to the Board as the fourth designee of the Company's largest stockholder, Net Realty Holding Trust. Pursuant to the Second Amended and Restated Stockholders Agreement, dated as of April 29, 2002, among the Company, Net Realty Holding Trust and The Prudential Insurance Company of America, Net Realty Holding Trust has the right to appoint four directors to the Company's Board of Directors as long as it continues to own at least 25% of the outstanding shares of the Company's common stock.

     Mr. Reardon is President of Teamsters Local 25 of Boston, Massachusetts, and is a member of the Boards of Trustees of Net Realty Holding Trust and the New England Teamsters and Trucking Industry Pension Fund ("NETT"), the parent company of Net Realty Holding Trust. Mr. Reardon has been President of Teamsters Local 25 since April 2003. Prior to that time, from December 2000 until April 2003, Mr. Reardon was Secretary-Treasurer of Teamsters Local 25. Before December 2000, Mr. Reardon was Recording Secretary and Business Agent of Teamsters Local 25.

     Mr. Reardon was elected to complete the term of office of Paul V. Walsh, who retired as of December 31, 2003. Mr. Reardon's term of office will expire at the annual meeting of the Company's stockholders to be held in 2006. Mr. Reardon has not been appointed to serve on any Board committees.

     The Company has previously entered into certain transactions with NETT and its affiliates. These transactions are described in the Company's proxy statement filed in connection with the Company's 2003 annual meeting of stockholders.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HERITAGE PROPERTY
                                        INVESTMENT TRUST, INC.


                                        /s/Thomas C. Prendergast
                                        ---------------------------------------
                                        Thomas C. Prendergast
                                        Chairman, President and Chief Executive
                                        Officer


                                        /s/David G. Gaw
                                        ---------------------------------------
                                        David G. Gaw
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer

Dated:  September 14, 2004